UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 2, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                               US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.             53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On July 2, 2001, US Airways Group, Inc., the parent of US Airways, Inc., issued a news release regarding its proposed merger with UAL Corporation (see Exhibit 99 to this report).

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                  Description
------------                                                    -----------

     99                          News release dated July 2, 2001 of US Airways Group, Inc.

                                                                                 SIGNATURES
                                                                                 --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                                US Airways Group, Inc. (REGISTRANT)

Date: July 2, 2001                                                  By: /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

                                                                                 US Airways, Inc. (REGISTRANT)

Date: July 2, 2001                                                  By: /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS GROUP, INC. AND UAL CORPORATION
IN DISCUSSIONS TO TERMINATE MERGER

ARLINGTON, Va., July 2, 2001 - US Airways Group, Inc. (NYSE:U) and UAL Corporation (NYSE:UAL), the company whose primary subsidiary is United Airlines, today issued the following statement regarding their proposed merger:

"US Airways Group, Inc. and UAL Corporation have confirmed that they are in discussions regarding the possibility of terminating the proposed merger between the two companies prior to the August 1 termination date."

The two companies said they will make no further comment on the matter at this time.

NUMBER: 4102